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                                                                   Exhibit 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8, of our report dated February 23, 2000 included in Government Technology Services, Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP


Vienna, Virginia
August 28, 2000